EXHIBIT 10.1
                                    AGREEMENT
                                       ON
                 ACQUISITION OF RIGHT TO ESTABLISH PROPERTY FUND

THIS  AGREEMENT  is  made  on  the  17th  day  of  July  1998

BY  AND  BETWEEN:

(1) ASIA PROPERTIES, INC., a company established and existing under the laws of the state of Nevada, USA, with a registered office at 1954 Windfall Avenue, Henderson. NV 89012, USA (hereinafter the "COMPANY");

(2) DANIEL S. MCKINNEY, an American citizen, with Passport Number 700440754, whose address is 908 Universal Commercial Building, 69 Peking Road, T.S.T., Hong Kong;

(3) SIMON LANDY, a British national, with Passport Number 740109182 whose address is 2/2 Wireless Road, Pathumwan, Bangkok 10330; and

(4) NICHOLAS ST JOHNSTON, a British national, with Passport Number B 381642 whose address is 86/14 Sukhumvit Soi 31, Bangkok 10110 (the latter three hereinafter referred to collectively as the "PROMOTERS").

                                  *     *     *
WHEREAS the Promoters collectively own the right to establish the Bangkok Real Estate Fund (BREF) pursuant to Assignments from Coldway Limited, S. Landy Real Estate Consultants Co., Ltd., and BDNSJ Co., Ltd., respectively, a contract between the aforementioned assignor companies and Siam City Asset management Co., Ltd. (SCIAM), and the Letter of Approval from the Securities and Exchange Commission of Thailand (TSEC) to SCIAM dated July 16 1998;

WHEREAS in the Letter of Approval the TSEC has granted permission for the Company to be the sole unit holder in BREF;

WHEREAS the Company now wishes to acquire from the Promoters the right to establish BREF;

WHEREAS the Promoters wish to exchange their right to establish BREF for ownership of shares in the Company;

NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties hereby agree as follows:

1.   ISSUE  OF  SHARES
     -----------------

1.1 Subject to the terms and conditions contained herein, the Company hereby agrees to issue to each of the Promoters individually 1,000,000 (One Million) ordinary shares, each with a par value of USD 0.001.

1.2 Subject to completion by the Company of the obligation outlined in Article 1.3, as consideration for the shares to be issued to them, the Promoters hereby assign to the Company absolutely and irrevocable their full collective right to establish BREF.

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

1.3 The Company agrees that it shall issue certificates for one million shares each to each of the Promoters individually not later than seven days after the date of this Agreement.

2.   WARRANTIES
     ----------

2.1 The Company warrants to the Promoters that it is both authorized and able to issue the shares described in Article 1.1.

2.2 The Promoters warrant to the Company that they own, absolutely and free and clear of any lien or other burden of whatever nature, the right to establish BREF.

3.   REMEDY  FOR  DEFAULT
     --------------------

3.1 If any party is in breach of any provision of this Agreement, the other party shall be entitled to enforce the specific performance of this Agreement and to claim for actual damages.

4.   NOTICE
     ------

     Any notice or communication under this Agreement shall be in writing and shall be delivered or sent by recorded delivery post or facsimile process to the party to be served at the following addresses:

     The Company  : ASIA  PROPERTIES,  INC.
     Address      : 12707  High  Bluff  Drive,  2nd  Floor
                    San  Diego
                    CA  92130
                   USA
                    Tel:  (619)  350-4288
                    Fax:  (619)  350-4289

     The Promoters  Daniel  S.  McKinney
     Address        Simon  Landy
                    Nicholas  St.  Johnston
                    c/o  86/14  Sukhumvit  Soi  31
                    Bangkok  10110
                    Thailand
                    Tel:  (662)  260-3197
                    Fax:  (662)  260-3189

5.   GENERAL
     -------

     5.1 Each of the parties shall pay its own costs, expenses, charges, duty and taxes incurred in connection with the preparation and implementation of this Agreement and the transaction contemplated by it.

     5.2 This Agreement shall be binding upon each party's successors and assigns (as the case may be).

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

     5.3 Any provision of this Agreement which is prohibited or unenforceable shall be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions and without affecting the validity or enforceability of such provisions.

     5.4 Any notice required to be given by any of the parties under this Agreement shall be sent to the address of the addresses as set out in this Agreement or to such other address as the parties may from time to time have notified in writing for the purpose of this clause.

     5.5 This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, USA.



THIS AGREEMENT is made in four copies, each with equal tenor and effect. The parties have read and understood the provisions hereof and have set their hands and seal (if required) in the presence of witnesses on the day, month and year first above written. Each party retains one copy of the Agreement.

Signed  by  for  and  on  behalf  of
ASIA  PROPERTIES,  INC.


/S/  DANIEL  S.  MCKINNEY
-------------------------
BY     DANIEL  S.  MCKINNEY
TITLE     DIRECTOR  AND  PRESIDENT


/S/  DANIEL  S.  MCKINNEY
-------------------------
Daniel  S.  McKinney


/S/  SIMON  LANDY
-----------------
Simon  Landy


/S/  NICHOLAS  ST.  JOHNSTON
----------------------------
Nicholas  St.  Johnston